UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 19, 2016

Thunder Energies Corporation

(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-54464

(Commission File Number)

45-1967797

(IRS Employer Identification No.)

1444 Rainville Road, Tarpon Springs, Florida 34689

(Address of Principal Executive Offices and Zip Code)

(727) 940-3944

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Certain Officers.

On October 18, 2016, Dr. Ruggero M. Santilli resigned his position as President of the Company, effective as of such date.  Dr. Santilli shall continue in his role with the Company as a director, Chief Executive Officer and Chief Scientific Officer.

Item 5.02  Appointment of Certain Officers.

On October 18, 2016, Dr. Leong Ying was appointed as President for the Company.   The background information for Dr. Ying is set forth below.

Dr. Leong Ying

Dr. Leong Ying is 54 years of age.  From 2015 through the present, Dr. Ying has been employed as president for entities known as Klystar and Klytec.  Klystar is a public charity organized pursuant to IRS Rule 501(c)(3).  Dr. Ling’s duties with Klystar include promoting new science and religious philosophical teachings.  Dr. Ling’s duties with Klytec include consulting on nuclear technologies and serving as a technical advisor to state regulators.  From 2012 through 2015, Dr. Ling was employed as Global Sales Manager for an entity known as ThermoFisher.  His duties at ThermoFisher included promotion to international markets of various nuclear products used in homeland security, energy, environmental matters and health matters. From 2008 through 2012, Dr. Ling was employed as Vice President of Business Development at an entity known as Princeton Gamma-Tech.  His duties included supervision over various activities designed to promote the growth of business operations.  None of the aforementioned entities are affiliated with the Company. There are no disclosures as to Dr.  Ling regarding any legal matters, family relationships with Company personnel or transactions involving the Company. Dr. Ling is a graduate of Skelmersdale Sixth-Form College in the United Kingdom.  Dr. Ling earned a B.S. degree in physics in 1983 and a Ph.D. degree in nuclear physics in 1987 from the University of Liverpool.  In 1995 Dr. Ling was designated a Chartered Physicist by the Institute of Physics in the United Kingdom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER ENERGIES CORPORATION

Dated: October 19, 2016	/s/ Dr. Ruggero M. Santilli
Dr. Ruggero M. Santilli
Chief Executive Officer